SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 27, 2001
(Date of earliest event reported)

Commission File No. 333-62184



                    Wells Fargo Asset Securities Corporation
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        Delaware                                        52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                               21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
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Documents Incorporated by Reference

The consolidated financial statements of Financial Security Assurance Inc., a wholly owned subsidiary of Financial Security Assurance Holdings Ltd., and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2000, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-62184) of the Registrant; and
(iii) this prospectus supplement and shall be deemed to be a part hereof.

ITEM 7.     Financial Statements and Exhibits
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            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
(EX-23)                                 Consent of PricewaterhouseCoopers
                                        LLP, independent certified public
                                        accountants of Financial Security
                                        Assurance Inc. and subsidiaries in
                                        connection with Wells Fargo Asset
                                        Securities Corporation, Mortgage Pass-
                                        Through Certificates, Series 2001-19

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                   CORPORATION

April 27, 2001

                                   By:     /s/ Alan S. McKenney
                                         ----------------------------------
                                         Alan S. McKenney
                                         Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-23)           Consent of PricewaterhouseCoopers                     E
                  LLP, independent certified public
                  accountants of Financial Security
                  Assurance Inc. and subsidiaries in
                  connection with Wells Fargo Asset
                  Securities Corporation, Mortgage Pass-
                  Through Certificates, Series 2001-19